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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 4, 1998

                               VISX, INCORPORATED
             (Exact name of Registrant as specified in its charter)

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                            3400 CENTRAL EXPRESSWAY
                             SANTA CLARA, CA 95051
                                 (408) 733-2020
    (Address, including zip code and telephone number, including area code, of Registrant's principal executive offices)


           DELAWARE                           1-10694                           06-1161793
(State or other Jurisdiction of        (Commission File No.)         (IRS Employer Identification No.)
Incorporation or Organization)

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     This Form 8-K/A is being filed for the purpose of updating the Exhibit attached hereto following discussions with the staff of the Securities and Exchange Commission regarding the Company's request for confidential treatment of certain portions of the Exhibit.

Exhibit Number                       Title
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   99.1                Settlement and Dissolution Agreement dated June 4, 1998
                       ("Settlement Agreement") between Summit Technology, Inc., et al., and VISX, Incorporated, et al., with certain confidential portions redacted.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VISX, INCORPORATED


Dated: July 27, 1999                    By: /s/ MARK B. LOGAN
                                           --------------------------------
                                           Mark B. Logan
                                           Chairman of the Board
                                           and Chief Executive Officer
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                               INDEX TO EXHIBITS

Exhibit No.         Description
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
99.1*               Settlement and Dissolution Agreement dated June 4, 1998.

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*Confidential Treatment has been requested for certain portions of this exhibit.